                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2006



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                 TEXAS                              001-31346                             76-0281502
     (State or other jurisdiction           (Commission File Number)         (I.R.S. Employer Identification No.)
           of incorporation)


             10370 Richmond Avenue, Suite 990
                        Houston, TX                                                         77042
         (Address of principal executive offices)                                         (Zip code)



       Registrant's telephone number, including area code: (713) 974-9071



                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 10, 2006, the shareholders of W-H Energy Services, Inc. (the "Company"), upon recommendation of the Company's Board of Directors, approved the W-H Energy Services, Inc. 2006 Stock Awards Plan (the "Plan") at the Company's annual meeting of shareholders. The Plan provides for the issuance of up to 1,100,000 shares of common stock of the Company pursuant to the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and other stock-based awards, which may be based upon performance goals (collectively, "Awards"). Awards will be available for grant to directors, officers, employees or consultants of the Company or one of its subsidiaries or affiliates.

         Reference is made to the Company's Proxy Statement for the Company's 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 4, 2006 for a more complete description of the Plan. That description of the Plan is qualified in its entirety by the text of the Plan, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits

                Exhibit No.               Description
                -----------               -----------

                10.1                      W-H Energy Services, Inc. 2006 Stock Awards Plan.

                10.2                      Form of Non-Qualified Stock Option Award Agreement.

                10.3                      Form of Restricted Stock Award Agreement.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     W-H ENERGY SERVICES, INC.



Date:  May 10, 2006                  By: /s/ Ernesto Bautista, III
                                         ---------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller


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

                                  EXHIBIT INDEX


Exhibit              No. Description
-------              ---------------

10.1                 W-H Energy Services, Inc. 2006 Stock Awards Plan.

10.2                 Form of Non-Qualified Stock Option Award Agreement.

10.3                 Form of Restricted Stock Award Agreement.


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